Exhibit 10.1

AMENDMENT NO. 6 TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT (“Amendment”) is dated as of May 1, 2006  and is entered into by and between AVIZA, INC., a Delaware corporation, formerly known as Aviza Technology, Inc. (the “Borrower”) and BANK OF AMERICA, N.A. (the “Lender”). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

WITNESSETH

WHEREAS, the Borrower and the Lender have entered into that certain Credit Agreement dated as of August 6, 2004, as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 23, 2004, that certain Amendment No. 2 to Credit Agreement dated as of February 23, 2005, that certain Amendment No. 3 to Credit Agreement dated as of September 26, 2005, that certain Amendment No. 4 to Credit Agreement dated as of December 1, 2005, and that certain Amendment No. 5 to Credit Agreement dated as of March 31, 2006 (collectively referred to herein as the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement as set forth herein, and the Lender is willing to do so subject to the terms and conditions stated herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lender and the Borrower hereby agree as follows:

I.                                         Amendments to the Agreement. The Lender and Borrower agree that the Credit Agreement shall be amended as follows:

A.                                   Interest Rate. Section 2.1(a) of the Credit Agreement is hereby amended in its entirety as follows:

“(a)                            Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate equal to the Base Rate plus 0%, but not to exceed the Maximum Rate. Each change in the Base Rate shall be reflected in the interest rate applicable to Revolving Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). The Borrower shall pay to the Lender interest accrued on all Revolving Loans in arrears on the first day of each month hereafter and on the Termination Date.”

B.                                     Eligible Domestic Accounts.

1.                                       Subsection (s) of the definition of “Eligible Domestic Accounts” as set forth in Annex A to the Credit Agreement is hereby amended in its entirety as follows:

“(s)                            owed by an Account Debtor which is obligated to the Borrower respecting Accounts the aggregate unpaid balance of which exceeds 10% (or 60% in the case of Account Debtors identified by the Lender in its sole discretion from time to time) of the aggregate unpaid balance of all Accounts owed to the Borrower at such time by all of the Borrower’s Account Debtors, but only to the extent of such excess; provided, that; any Accounts backed by letters of credit acceptable to Lender shall not be deemed ineligible pursuant to this subsection (s);”

2.                                       Subsection (t) of the definition of “Eligible Domestic Accounts” as set forth in Annex A to the Credit Agreement is hereby amended in its entirety as follows:

“(t)                              which represents the sale of demo machines; and”

II.                                     Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

A.                                   Amendment. Fully executed copies of this Amendment and the consent attached hereto signed by the Borrower and the Guarantors as necessary, and delivered to Lender.

B.                                     Other Documents. Borrower shall have executed and delivered to Lender such other documents and instruments as Lender may reasonably require.

III.                                 Miscellaneous.

A.                                   Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely thereon.

B.                                     Reference to Credit Agreement. The Credit Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

C.                                     Credit Agreement Remains in Effect. The Credit Agreement and the Loan Documents, as amended hereby, remain in full force and effect and the Borrower ratify and confirm its agreements and covenants contained therein. The Borrower hereby confirms that no Event of Default or Default.

D.                                    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E.                                      APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

F.                                      Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lender.

G.                                     Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

H.                                    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

I.                                         NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDER AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

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IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

AVIZA, INC.,
a Delaware corporation, formerly
known as Aviza Technology, Inc.

By:	/s/ Patrick C. O’Connor
Name:
Title:

BANK OF AMERICA, N.A.

By:	/s/ Stephen King
Name:	Stephen King
Title:	Vice President

Each of the undersigned has executed a separate guaranty (collectively referred to herein as the “Continuing Guaranty”) respecting the obligations of Aviza, Inc., a Delaware corporation, formerly known as Aviza Technology, Inc. (“Borrower”) owing to Bank of America, N.A. (“Lender”), as set forth in that certain Credit Agreement dated as of August 6, 2004. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its respective Continuing Guaranty remains in full force and effect; nothing in any Continuing Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of any Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

AVIZA TECHNOLOGY INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Patrick C. O’Connor
Name:
Title

VANTAGEPOINT VENTURE PARTNERS IV, L.P.,
a Delaware limited partnership

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title	Managing Member

VANTAGEPOINT VENTURE PARTNERS IV (Q),
L.P., a Delaware limited partnership

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title	Managing Member

AVIZA TECHNOLOGY LTD.

By:	/s/ Patrick C. O’Connor
Name:
Title